Exhibit 4
                                                                         (Front)

Not Valid Unless Countersigned by Transfer Agent


Certificate
  Number                                                                 Shares

Placer Del Mar, Ltd.
Incorporated Under the Laws of the State of Nevada

Cusip No. 726048101

Par Value: $0.001
Common Stock

This Certifies that

Is The Owner Of

Fully Paid and Non- Assessable Shares of the Common Stock par value $0.001 each of

Placer Del Mar, Ltd.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Humberto Bravo
----------------------------
President

                                    Corporate
                                      Seal

                                   Countersigned and Registered:
                                   Island Stock Transfer


                                   By: _________________________________________
                                       Authorized Signature
                                       100 Second Avenue South, Suite 104N
                                       St.  Petersburg,  FL  33701
                                       727.289.0010

                                                                       Exhibit 4
                                                                          (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                UNIF GIFT MIN ACT ___ Custodian___
TEN ENT - as tenants by the entireties                        (Cust)     (Minor)
JT TEN -  as joint tenants with right                     under Uniform Gifts to
          of survivorship and not as                      Act____________
          tenants in common                                    (State)

Additional abbreviations my also be used thought not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


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Please insert Social Security or other
Identifying Number of Assignee


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(Please print or typewrite name and address, including zip code of assignee)

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Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

*    NOTICE SIGNATURE GUARANTEED:

Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a banker (other than a savings bank), or a trust company. The guaranteeing firm must be a member of the Medallion Guarantee Program.

Transfer fee will apply

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